UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 5, 2008

MAXIMUS EXPLORATION CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-52669
(State or other jurisdiction of incorporation)	(Commission File No.)

#8-26 Zivova Street
Ternopil, Ukraine 282001
(Address of principal executive offices and Zip Code)

011380352520416
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 5.01      CHANGE IN CONTROL OF REGISTRANT

     On September 5, 2008, Randy Doherty sold 3,000,000 shares of his common stock to Andriy Volianuk in consideration of $30.00. The 3,000,000 shares of common stock constituted all of the shares of common stock owned by Randy Doherty. The transaction was exemption from registration pursuant to Reg. S of the Securities Act of 1933. The transaction took place outside the United States of America with a none U.S. person.

     On September 5, 2008, Robert Robertson sold 2,000,000 shares of his common stock to Andriy Volianuk in consideration of $20.00. The 2,000,000 shares of common stock constituted all of the shares of common stock owned by Robert Robertson. The transaction was exemption from registration pursuant to Reg. S of the Securities Act of 1933. The transaction took place outside the United States of America with a none U.S. person.

     After the foregoing transactions were completed, Andriy Volianuk owned 5,000,000 shares of our common stock which constituted 90.72% of the total shares of common stock outstanding. As of the date of this report, there are 5,511,500 shares of common stock outstanding.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION
ARRANGEMENT WITH CERTAIN OFFICERS

     On September 5, 2008, Randy Doherty resigned as one of our officers and directors. Andriy Volianuk was appointed to replace Mr. Doherty on the board of directors, subject to compliance with section 14(f) and regulation 14f-1 of the Securities Exchange Act of 1934. Further, Mr. Volianuk was appointed our president, principal executive officer, secretary, treasurer, principal financial officer, and principal accounting officer. On the same date, Robert Robertson resigned as an officer and director of the Company. Mr. Robertson was not replaced by anyone. Accordingly, as of September 5, 2008, Andriy Volianuk was our sole officer and director. He holds the positions of president, principal executive officer, secretary, treasurer, principal financial officer, and principal accounting officer.

     Since 2000, Mr. Volianuk has owned and operated Volja History College, a private college in Ternopil, Ukraine that teaches the history of the Ukraine.

ITEM 8.01      OTHER EVENTS

     On September 5, 2008, we closed our office at 3355 Morgan Creek Way, Suite 43, Surrey, British Columbia, Canada V6Z 2X4 and relocated our principal executive office to #8-26 Zivova Street, Ternopil, Ukraine 282001. Our new telephone number is 011380352520416.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 10th day of September, 2008.

MAXIMUS EXPLORATION CORPORATION

BY:	ANDRIY VOLIANUK
Andriy Volianuk, President and Principal
Executive Officer